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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K

                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 11, 1998

                             WCI STEEL, INC.
       (Exact name of registrant as specified in its charter)


          Ohio                   333-18019            34-1585405
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(State or other jurisdiction    (Commission         (IRS Employer
   of incorporation)            File Number)         Identification No.)

         1040 Pine Ave., S.E., Warren, Ohio            44483-6528
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      (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code: (330) 841-8314

                                 N/A
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(Former name or former address, if changed since last report.)



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Item 5.   OTHER EVENTS.

On May 11, 1998, the United States Department of Justice (DOJ), on behalf of the United States Environmental Protection Agency (EPA), instituted a civil action against the Company under the Resource Conservation and Recovery Act of 1976, as amended (RCRA), in the United States District Court for the Northern District of Ohio. The action seeks injunctive relief and civil penalties for alleged violations of RCRA, the Ohio Administrative Code (OAC) and the Company's hazardous waste management permit issued pursuant to RCRA and OAC related to the Company's management of hazardous waste in surface impoundments at its Warren, Ohio facility. The action alleges that from September 1988 to the present, the Company operated hazardous waste management units at the Warren, Ohio facility without the proper permits pursuant to RCRA and seeks civil penalties not to exceed the statutory maximum of $25,000 per day per violation for each day of violation prior to January 30, 1997 and $27,500 per day per violation for each day of violation on or after January 30, 1997. The Company intends to assert several defenses, including that these claims are subject to a five-year statute of limitations. The Company believes that imposition of the statutory maximum penalty is unlikely based on past judicial penalties imposed under RCRA. However, there can be no assurance that the Company will not be found to have liability and, if it has liability, that the statutory maximum penalty will not be imposed. If the statutory maximum penalty or other substantial penalty were imposed, it could have a material adverse effect on the financial condition or results of operations of the Company.
































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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                WCI STEEL, INC.
                                (registrant)



Date: May 19, 1998                    /S/ BRET W. WISE
                                          -----------------------------
                                          Bret W. Wise
                                          Vice President and
                                          Chief Financial Officer
                                          (principal financial and accounting
                                           officer)




                                      /S/ JOHN P. JACUNSKI
                                          -----------------------------
                                          John P. Jacunski
                                          Controller

















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